UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

ATHENA TECHNOLOGY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-41144	87-2447308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of registrant’s principal executive offices, including zip code)

(970) 925-1572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	ATEK.U	NYSE American
Class A Common Stock, par value $0.0001 per share	ATEK	NYSE American
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	ATEK WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Business Combination Agreement

On April 19, 2023, Athena Technology Acquisition Corp. II, a Delaware corporation (the “Company”), Athena Technology Sponsor II, LLC, a Delaware limited liability company, The Air Water Company, a Cayman Islands exempted company (“Holdings”), Project Hydro Merger Sub Inc., a Delaware corporation, Air Water Ventures Ltd, a private company formed under the Laws of England and Wales (“AWV”), and those shareholders of AWV party thereto entered into a Business Combination Agreement (the “Business Combination Agreement”), as disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 20, 2023. Unless otherwise indicated, capitalized terms used but not defined in this Current Report on Form 8-K (this “Report”) have the respective meanings given to them in the Business Combination Agreement.

As previously disclosed, on June 16, 2023, the Company and AWV entered into that certain First Amendment to the Business Combination Agreement (the “First BCA Amendment”). The First BCA Amendment amended the Business Combination Agreement to extend the SPAC Termination Notice Date from June 13, 2023 to July 21, 2023.

On July 20, 2023, the Company and AWV entered into that certain Second Amendment to the Business Combination Agreement (the “Second BCA Amendment”). The Second BCA Amendment amends the Business Combination Agreement to extend the SPAC Termination Notice Date from July 21, 2023 to August 21, 2023. Pursuant to the BCA Amendment, the Company may terminate the Business Combination Agreement by written notice to AWV on (or within three Business Days after) August 21, 2023 if, prior to such date, AWV and the Company have conducted good faith marketing efforts to potential PIPE Investors regarding the PIPE Investment, and following such marketing efforts the Company has determined, in its reasonable discretion, that the Parties do not have a reasonable likelihood of consummating a PIPE Investment of at least $30,000,000 in the aggregate and otherwise on terms reasonably satisfactory to the Company prior to the Outside Date.

No other changes were made to the Business Combination Agreement. The foregoing description of the Second BCA Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Second BCA Amendment, a copy of which is filed as Exhibit 2.1 to this Report and is incorporated herein by reference.

Forward-Looking Statements

Certain statements made in this Report are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters.

These statements are based on the current expectations of the Company’s or AWV’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and AWV. These statements are subject to a number of risks and uncertainties, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions; the inability of the parties to consummate the transactions contemplated by the Business Combination Agreement (the “Transactions”); the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the number of redemption requests made by the Company’s stockholders in connection with the Transactions; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Transactions; the risk that the approval of the Company’s stockholders for the potential transaction is not obtained; the anticipated capitalization and enterprise value of Holdings following the consummation of the Transactions; the ability of Holdings to issue equity, equity-linked or other securities in the future; expectations related to the terms and timing of the Transactions; failure to realize the anticipated benefits of the Transactions, including as a result of a delay in consummating the Transactions; the risk that the Transactions may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of its business combination deadline, if sought by the Company; the risks related to the rollout of AWV’s business and the timing of expected business milestones; the ability of Holdings to execute its growth strategy, manage growth profitably and retain its key employees; the ability of Holdings to obtain or maintain the listing of its securities on NYSE American LLC following the Transactions; costs related to the Transactions; and other risks that will be detailed from time to time in filings with the SEC, including those risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 30, 2023. The foregoing list of risk factors is not exhaustive. There may be additional risks that could also cause actual results to differ from those contained in these forward-looking statements. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this Report. And while the Company may elect to update these forward-looking statements in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the results of such forward-looking statements will be achieved.

Additional Information and Where to Find It

In connection with the Transactions, the Company, AWV and Holdings are expected to prepare the registration statement to be filed with the SEC by Holdings (the “Registration Statement”), which will include preliminary and definitive proxy statements to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s stockholders in connection with the Transactions and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to AWV’s shareholders in connection with the completion of the Transactions. After the Registration Statement has been filed and declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Transactions. The Company’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Transactions, because these documents will contain important information about the Company, AWV, Holdings and the Transactions. This Report is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that the Company will send to its stockholders in connection with the Transactions.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (if and when available) will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Athena Technology Acquisition Corp. II, 445 5th Avenue New York, New York 10018.

Participants in the Solicitation

Holdings, AWV, the Company and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Transactions. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, and amendments thereto, and Quarterly Report on Form 10-Q, in each case, as filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the Transactions, including a description of their direct and indirect interests, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the Registration Statement. Stockholders, potential investors and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1	Second Amendment to Business Combination Agreement, dated as of July 20, 2023, by and among Athena Technology Acquisition Corp. II and Air Water Ventures Ltd.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2023

ATHENA TECHNOLOGY ACQUISITION CORP. II

By:	/s/ Isabelle Freidheim
Name:	Isabelle Freidheim
Title:	Chief Executive Officer and Chairperson of the Board of Directors

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